Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U. S. C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES -OXLEY ACT OF 2002
     In connection with the Annual Report of Diversified Thermal Solutions, Inc. (the “Company”) on Form 10-KSB for the period ending December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Terry Medovitch, Chief Financial Officer of the Company certify, pursuant to 18 U.S.C.. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 23, 2008	/s/ J. Terry Medovitch
J. Terry Medovitch
President and Chief Financial Officer